CORPORATE OVERVIEW November 2022 Leveraging unique insights into the chromatin regulatory system to pioneer a new class of precision therapies in oncology and beyond Exhibit 99.2

This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “could,” “may,” “might,” “will,” “likely,” “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “continues,” “projects” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements include, but are not limited to, statements concerning: the potential outcomes from the Collaboration Agreement with Lilly; the initiation, timing, progress and results of our research and development programs and preclinical and clinical trials, including the potential resolution of the full clinical hold and anticipated timing of release of clinical data; our ability to advance product candidates that we may develop and to successfully complete preclinical and clinical studies; our ability to leverage our initial programs to develop additional product candidates using our Gene Traffic Control Platform; the impact of the COVID-19 pandemic on our and our collaborators’ business operations, including our research and development programs and preclinical studies; developments related to our competitors and our industry; our ability to expand the target populations of our programs and the availability of patients for clinical testing; our ability to obtain regulatory approval for FHD-286, FHD-609 and any future product candidates from the FDA and other regulatory authorities; our ability to identify and enter into future license agreements and collaborations; our ability to continue to rely on our CDMOs and CROs for our manufacturing and research needs; regulatory developments in the United States and foreign countries; our ability to attract and retain key scientific and management personnel; the scope of protection we are able to establish, maintain and enforce for intellectual property rights covering FHD-286 and FHD-609, our future products and our Gene Traffic Control Platform; and our use of proceeds from capital-raising transactions, estimates of our expenses, capital requirements and needs for additional financing. Any forward-looking statements represent the Company’s views only as of today and should not be relied upon as representing its views as of any subsequent date. The Company explicitly disclaims any obligation to update any forward-looking statements. The Company’s business is subject to substantial risks and uncertainties. Forward-Looking StatementsFORWARD LOOKING STATEMENTS 2

| LARGE MARKET POTENTIAL WELL- FUNDED SIGNIFICANT GLOBAL PARTNERSHIPS EXPERIENCED LEADERSHIP TEAM UPCOMING MILESTONES Chromatin biology implicated in up to 50% of cancer, potentially impacting ~2.5 million patients Potential applications in virology, autoimmune diseases and neurology $373.5 million in cash and equivalents (as of 9/30/2022) Strategic collaboration with Loxo Oncology at Lilly; $380 million upfront; 50/50 U.S. economic split on two lead programs Merck collaboration to drug single specified transcription factor target; $15 million upfront and up to $410 million in milestones Expertise across drug discovery, clinical development and commercialization FHD-286: Initial clinical data for mUM expected H1’23 FHD-286: AML/MDS study on full clinical hold, initial clinical data TBD FHD-609: Initial clinical data expected in 2023 FIRST-IN-CLASS PRECISION MEDICINES TARGETING CANCER AND OTHER DISEASES 3

| UNIQUE INSIGHTS INTO CHROMATIN BIOLOGY Transcription Factor Mutations / Overexpression Chromatin Remodeling Complex Mutations / Overexpression Mutations That Impinge on the Chromatin Regulatory System Enzymatic Inhibitors: Highly selective and allosteric small molecule inhibitors Transcription Factor Disruptors: Disrupt interactions between chromatin remodeling complexes and transcription factors Potential druggable sites ATP ADP TAILORED DRUGGING APPROACHES Chromatin – compacted form of DNA inside the nucleus of the cell CHROMATIN REGULATORY SYSTEM CRITICAL FOR GENE EXPRESSION NOVEL TARGETS GUIDED BY GENETIC DEPENDENCIES Targeted Protein Degradation: Molecular glue and bi-functional protein degraders Untapped Area for Novel Targets and Therapeutics 4 Chromatin Chromatin Remodeling Complex Transcription Factor

| FOGHORN’S GENE TRAFFIC CONTROL® PLATFORM Integrated, Scalable, Efficient – Repeatable Paradigm 5 Deep Mechanistic Understanding of the Chromatin Regulatory System Small Molecule and Degrader Platform Biochemistry, Biophysics and Assays of Large Complexes and Proteins Unique Targets Specialized Approach Selective Therapeutics What to Drug: Identify disease dependencies How to Drug: Biology first - small molecule modality agnostic Where to Drug: Engineer selectivity via unique assays and protein capabilities

| BROAD PIPELINE ACROSS A RANGE OF TARGETS AND MODALITIES Modality Program Discovery Phase 1 Phase 2 Phase 3 Patient Population* Enzyme Inhibitors Transcription Factor Disruptors Partnered Program (Undisclosed) AML & MDS Uveal Melanoma BRG1 Mutated Cancers Undisclosed Undisclosed FHD-286 (BRG1/BRM) FHD-286 (BRG1/BRM) Selective BRM Undisclosed Undisclosed Three Discovery Programs (Undisclosed) UndisclosedUndisclosed Undisclosed Undisclosed Precision Oncology / Breadth and Depth / Over 15 Programs Protein Degraders FHD-609 (BRD9) Selective BRM Selective ARID1B Synovial Sarcoma & SMARCB1-Loss Tumors BRG1 Mutated Cancers ARID1A Mutated Cancers 6 Selective CBP EP300 Mutated Cancers Commercial Rights Over 27,000 Over 5,000 Over 100,000 Over 100,000 Over 2,800 Over 175,000 Over 100,000 * Per year incidence U.S., EU5, Japan

FHD-286 In Phase 1 Dose Escalation for AML / MDS & Uveal Melanoma FHD-286 is a Potent, Selective, Allosteric, Small Molecule Inhibitor of the BRG1 and BRM subunits of the BAF complex FHD-286 is a Potent, Selective, Allosteric, Small Molecule Inhibitor of the BRG1 and BRM subunits of the BAF complex

| FHD-286 TARGETS ABNORMAL DEPENDENCIES ON BAF IN CANCER BRG1 AND BRM SUBUNITS BRMBRG1 BAF CHROMATIN REMODELING COMPLEX • BRM / BRG1 is the engine (ATPase) of the BAF chromatin remodeling complex • BRG1 & BRM are highly similar proteins Target / Approach • BRG1 / BRM ATPase • Small molecule, allosteric, oral enzymatic inhibitor Indications • Acute myelogenous leukemia (AML) and myelodysplastic syndromes (MDS) • Uveal melanoma • Indication expansion work ongoing in multiple solid tumors Mutation / Aberration • AML: Elevated BRG1-BAF / TF activity in AML blast cells • Uveal melanoma: GNAQ / GNA11 mutated UM is driven by dependency on BAF / TF activity Program Status / Milestones • Phase 1 study enrolling in mUM, initial clinical data expected H1’23 • AML/MDS study on full clinical hold, initial clinical data TBD New Patients Impacted / Year* • AML: Over 20,000 relapsed and / or refractory patients • MDS: Over 7,000 high-risk MDS patients • Uveal melanoma: Over 5,000 patients * U.S., EU5, Japan 8

| POTENTIAL DEFINITIVE EFFICACY TRIALS & INDICATION EXPANSIONPHASE 1 DOSE ESCALATION STUDIES PHASE 1 EXPANSION STUDIES • Relapsed / Refractory AML & MDS • Metastatic Uveal Melanoma 9 • Expansion cohorts in AML, UM and potentially other indications • Potential for entry into definitive efficacy trials in AML • Potential for entry into definitive efficacy trials in metastatic UM • Potential for indication expansion beyond AML and UM FHD-286 CLINICAL DEVELOPMENT PLAN Two Parallel Phase 1 Studies Phase 1 Study Designs • Single patient accelerated titration (n=1) • Convert to 3+3 once relevant PK / PD, safety or clinical activity observed • Retrospective biomarker analysis to further evaluate safety and efficacy • Assess safety, PK, biomarkers and efficacy

| AML: DEPENDENCY ON BRG1 / LINEAGE TF INTERACTIONS HSC AML blasts stuck in BAF / TF dependent proliferative phase Loss of blast phenotype/Apoptosis Differentiation Cancerous blast cells rely on BRG1 containing BAF / TF activity BAF - TF activity BAF - TF activity DISEASE STATE TREATMENT WITH FHD-286 10

| FHD-286 SHOWS EFFECT ACROSS A BROAD RANGE OF MUTATIONS IN AML PATIENT-DERIVED SAMPLES DNMT3A FLT3 IDH1 IDH2 KIT NF1 NPM1 NRAS RUNX1 TET2 TP53 IC 50 (n M ) 11 Mutation Type

| Notable Patient ID Deep Response Pathology Review Disease Status 1690AML1 Y AML Secondary 1695AML1 Y AML/MDS Secondary 1696AML1 Y AML Secondary 1701AML1 Y AML Secondary 1893AML1 Y AML R/R 1899AML1 Y AML R/R 1990pAML1 Y AML R/R 1991pAML1 Y AML de novo 2041AML1 Y N/A de novo 2043pAML1 Y AML R/R 2059AML1 Y AML R/R 1682AML1 ~ N/A N/A 1689AML1 ~ AML/MDS de novo 1684AML1 N CML R/R 1924AML1 N AML/MDS R/R Y = Deep reduction in blast cells ~ = Partial reduction N = No response • Response observed in a majority of primary AML samples, irrespective of prior treatment or disease stage • Additional data set from patient-derived samples demonstrate mutation-agnostic responses PRECLINICAL FHD-286 DATA SHOWS EFFICACY ACROSS AML PATIENT-DERIVED SAMPLES 1695AML1 – BM-secondary AML Aza + venetoclax 7+3 Pro-differentiation effect 12

| DOSE-DEPENDENT TUMOR GROWTH INHIBITION OBSERVED WITH FHD-286 TREATMENT IN AML CDX MODELS MV4-11 CDX Model (FLT3 ITD, MLL-AF4) OCI-AML2 CDX MODEL (MII-AF6, DNMT3A MUT.) 0 7 14 21 0 250 500 750 1000 1250 Days Post Treatment Tu m or V ol um e (m m 3 ) 0 7 14 21 0 800 1600 2400 3200 Days Post Treatment Tu m or V ol um e (m m 3 ) 0 7 14 21 80 90 100 110 120 Days Post Treatment Bo dy W ei gh t C ha ng e (% ) 0 7 14 21 80 90 100 110 120 Days Post Treatment B od y W ei gh t C ha ng e (% ) 13 Tumor Volume Tumor Volume Body Weight Body Weight

| TUMOR GROWTH INHIBITION WITH FHD-286 TREATMENT OBSERVED BY BIOLUMINESCENCE GENE TRAFFIC CONTROL PLATFORM PROTEIN DEGRADER CAPABILITIES Imaging in a Disseminated AML Model VEHICLE FHD-286 1.5 MG / KG QDX28 FHD-286 1.5 MG / KG, BID (5ON / 8OFF) X3 SORAFENIB 15 MG / KG, QDX14 FHD-286 SURVIVAL ADVANTAGE IN DISSEMINATED AML MODEL 14

| THERAPEUTIC RATIONALE FOR UVEAL MELANOMA Dependency on Two Lineage Transcription Factors MITF / SOX10 SOX10 MITF OVER 85% OF UVEAL MELANOMA CANCERS HAVE GNAQ OR GNA11 MUTATIONS VALIDATION OF DEPENDENCY AND APPROACHBIOLOGY CANCER CELL LINES CANCER CELL LINES 15 MITF CHIPseq SOX10 CHIPseq

| FHD-286 WAS ASSOCIATED WITH DOSE-DEPENDENT TUMOR REGRESSION IN UVEAL MELANOMA CDX MODELS AT TOLERATED DOSES MP-46 UVEAL MELANOMA CDX MODEL o Dose-dependent tumor growth inhibition o Well-tolerated 92-1 UVEAL MELANOMA CDX MODEL o Dose-dependent tumor growth inhibition o Tumor regression at 1.5 mg / kg, PO, QD o Well-tolerated 0 7 14 21 28 0 300 600 900 1200 Days Post Treatment Tu m or V ol um e (m m 3 ) 0 7 14 21 28 80 90 100 110 120 Days Post Treatment Bo dy W ei gh t C ha ng e (% ) 0 5 10 15 20 0 150 300 450 600 750 900 Days Post Treatment Tu m or V ol um e (m m 3 ) 0 5 10 15 20 80 90 100 110 120 Days Post Treatment Bo dy W ei gh t C ha ng e (% ) 16 Tumor Volume Tumor Volume Body Weight Body Weight

FHD-609 In Phase 1 Dose Escalation for Synovial Sarcoma and SMARCB1-Loss Tumors FHD-609 is a Selective, Potent, Protein Degrader of the BRD9 component of the BAF complex FHD-286 is a Potent, Selective, Allosteric, Small Molecule Inhibitor of the BRG1 and BRM subunits of the BAF complex

| FHD-609 TARGETS AND DEGRADES THE BRD9 SUBUNIT OF BAF WHICH IS REQUIRED FOR SYNOVIAL SARCOMA CELLS TO SURVIVE Selective, Potent BRD9 Targeted Protein Degrader SS18-SSX1 / SSX2 / SSX4 MUTATED SUBUNIT B R D 9 D ep en de nc y Sc or e BRD9 SUBUNIT CANCER CELL LINES Project DRIVE shRNA data Target / Approach • BRD9 • Intravenous protein degrader Initial Indication • Synovial sarcoma • SMARCB1-Loss Tumors Mutation / Aberration • SS18-SSX1 / SSX2 / SSX4 protein fusions Program Status / Milestones • Initial clinical data expected 2023 New Patients Impacted / Year* • Synovial sarcoma: Over 1,800 • SMARCB1-Loss Tumors: ~ 1,000 BRD9 IS REQUIRED FOR THE SURVIVAL OF SYNOVIAL SARCOMA CELLS * U.S., EU5, Japan 18

| POTENTIAL DEFINITIVE EFFICACY TRIALS & INDICATION EXPANSIONPHASE 1 DOSE ESCALATION STUDY PHASE 1 EXPANSION STUDIES FHD-609 CLINICAL DEVELOPMENT PLAN • Metastatic Synovial Sarcoma and SMARCB1-Loss Tumors 19 • Metastatic synovial sarcoma expansion cohorts • SMARCB-1 deleted tumors and potentially other indications • Potential for entry into definitive efficacy trials in metastatic synovial sarcoma • Potential for indication expansion beyond metastatic synovial sarcoma Phase 1 Study Design • Single patient accelerated titration (n=1) • Convert to 3+3 once relevant PK / PD, safety or clinical activity observed • Assess safety, PK, clinical activity and biomarkers Biomarkers • SS18-SSX1, SS18-SSX2 or SS18-SSX4 translocation

| ON-TREATMENT TUMOR BIOPSIES WITH FHD-609 DEMONSTRATE TARGET ENGAGEMENT WITH DEGRADATION OF BRD9 20 Pre-Treatment On-Treatment Pre-Treatment On-Treatment Paired Biopsies Patient A Paired Biopsies Patient B SIGNIFICANT BRD9 DEGRADATION OF ~60-70% WITH LOW DOSE OF FHD-609

| ROBUST IN VIVO ACTIVITY OBSERVED IN SYNOVIAL SARCOMA MODEL AND BRD9 DEGRADATION ASSOCIATED WITH FHD-609 TREATMENT SUSTAINED BRD9 DEGRADATION o Mutation: SS18-SSX2 o Inhibited tumor growth o Dose-dependent BRD9 degradation correlated with anti-tumor activity Weekly Dosing of FHD-609 Achieved Sustained BRD9 Degradation SY01 SYNOVIAL SARCOMA CDX MODEL Tumor Volume 21

| SUPERIOR TUMOR GROWTH INHIBITION WITH FHD-609 IN A SYNOVIAL SARCOMA MODEL AS COMPARED TO IFOSFAMIDE AND PAZOPANIB o Mutation: SS18-SSX1 o Superior tumor growth inhibition compared to ifosfamide and pazopanib o Complete suppression observed over 30 days at 2 mg / kg of FHD-609 ASKA CDX MODEL Tumor Volume Body Weight 0 7 14 21 28 80 90 100 110 120 Days Post Treatment % Bo d y W ei gh t C ha ng e 0 10 20 30 40 0 700 1400 2100 2800 Days Post Treatment Tu m or Vo lu m e ( m m 3 ) 22

| FHD-609 IS HIGHLY SELECTIVE KINETIC DEGRADATION PROFILING 23 No Off-Target IMiD Neosubstrate Degradation Activity Observed ENDPOINT DEGRADATION PROFILING 0 3 6 9 1 2 1 5 1 8 2 1 2 4 0 .0 0 .5 1 .0 1 .5 IKZF1-HiBiT CRISPR Jurkat Time (hr) Fr ac tio na l Lu m in es ce nc e (R LU ) DMSO 1uM 100nM 10nM 0 3 6 9 12 15 18 21 24 0.0 0.5 1.0 1.5 HiBiT-GSPT1 CRISPR HEK293 Time (hr) Fr ac tio na l Lu m in es ce nc e (R LU ) DMSO 1uM 100nM 10nM 0 3 6 9 1 2 1 5 1 8 2 1 2 4 0 .0 0 .5 1 .0 1 .5 CSNK1A1-HiBiT CRISPR HEK293 Time (hr) Fr ac tio na l Lu m in es ce nc e (R LU ) DMSO 1uM 100nM 10nM 0 3 6 9 1 2 1 5 1 8 2 1 2 4 0 .0 0 .5 1 .0 1 .5 HiBiT-IKZF2 CRISPR Jurkat Time (hr) Fr ac tio na l Lu m in es ce nc e (R LU ) DMSO 1uM 100nM 10nM HiBiT-GSPT1 HiBiT-CSNK1A1 HiBiT-IKZF1 HiBiT-IKZF2 DMSO 10nM 100nM 1uM 0.0 0.5 1.0 1.5 HiBiT-IKZF3 CRISPR MM.1S 6hrs [Compound] Fr ac tio na l Lu m in es ce nc e (R LU ) DMSO 10nM 100nM 1uM 0.0 0.5 1.0 1.5 SALL4-HiBiT CRISPR SK-N-DZ 6hrs [Compound] Fr ac tio na l Lu m in es ce nc e (R LU ) DMSO 10nM 100nM 1uM 0.0 0.5 1.0 1.5 HiBiT-IKZF3 CRISPR MM.1S 24hrs [Compound] Fr ac tio na l Lu m in es ce nc e (R LU ) DMSO 10nM 100nM 1uM 0.0 0.5 1.0 1.5 SALL4-HiBiT CRISPR SK-N-DZ 24hrs [Compound] Fr ac tio na l Lu m in es ce nc e (R LU ) HiBiT-IKZF3 HiBiT-IKZF3 HiBiT-SALL4 HiBiT-SALL4 Fr ac tio na l L um in es ce nc e (R LU ) Fr ac tio na l L um in es ce nc e (R LU ) Fr ac tio na l L um in es ce nc e (R LU ) Fr ac tio na l L um in es ce nc e (R LU ) Fr ac tio na l L um in es ce nc e (R LU ) Fr ac tio na l L um in es ce nc e (R LU ) Fr ac tio na l L um in es ce nc e (R LU ) Time ( r) Ti ( ) 6 hrs 6 hrs 24 hrs s [Co po[Compound] [Compound] [Compound] 1uM 100nM 10nM DMSO 1u 100nM 0n MSO n 1uM 100nM 10nM DMSO Fr ac tio na l L um in es ce nc e (R LU ) Ti r) Ti e ( r)

| FHD-609 SELECTIVELY DEGRADES BRD9 IN SYNOVIAL SARCOMA GLOBAL PROTEOMICS ANALYSES BRD9 is the Only Protein Significantly Degraded at Multiple Concentrations and Time Points 24 16nM (200x DC50) 4hrs in SYO1 78nM (1000x DC50) 4hrs in SYO1 16nM (200x DC50) 24hrs in SYO1 FHD-609 16nM 4h FHD-609 78nM 4h FHD-609 16nM 24h Enhanced Volcano Enhanced Volcano Enhanced Volcano Total = 7,437 Total = 7,437 Total = 7,437 log2 FC log2 FC log2 FC -l og 10 (p -v al ue ) -l og 10 (p -v al ue ) -l og 10 (p -v al ue ) negative FC positive FC not significant

SELECTIVE BRM MODULATORS FOR BRG1 MUTATED CANCERS Enzymatic Inhibitor and Protein Degrader Programs targeting BRG1 mutated cancers (e.g., NSCLC), 30+ cancers with BRG1 mutations FHD-286 is a Potent, Selective, Allosteric, Small Molecule Inhibitor of the BRG1 and BRM subunits of the BAF complex

| BRG1 MUTATIONS CREATE A GENETIC DEPENDENCY ON BRM BRG1 B R M D ep en de nc y Sc or e CANCER CELL LINES Selective BRM Modulators Overview BRM Target / Approach • BRM • Enzymatic inhibitor • Targeted protein degrader Indications • BRG1 mutated cancers (e.g., NSCLC), 30+ cancers with BRG1 mutations Mutation / Aberration • BRG1 Stage • Pre-clinical New Patients Impacted / Year* • > 100,000 Economics of Lilly Collaboration • 50/50 U.S. economics • Tiered ex-U.S. royalties starting in the low double-digit range and escalating into the twenties * U.S., EU5, Japan 26

| Cancer Of Unknown Primary Skin Cancer, Non-Melanoma Non-Small Cell Lung Cancer Bladder Cancer Endometrial Cancer Colorectal Cancer Melanoma Cervical Cancer Thymic Tumor Esophagogastric Cancer Peripheral Nervous System Small Cell Lung Cancer 0% 5% 10% 15% BRG1 MUTATED ACROSS RANGE OF TUMORS BRG1 MUTATED IN UP TO 10% OF NSCLC TUMORS, MINIMAL OVERLAP WITH OTHER MUTATIONS BRG1 MUTATED IN ~5% OF ALL TUMORS Broad Addressable Patient Population 27

| BRM SELECTIVE INHIBITOR IN VIVO EFFICACY Demonstrates PK / PD and In Vivo Efficacy in a BRG1 Mutant Lung CDX Model Plasma Exposure BRG1 cellular IC50 BRM cellular IC50 A549-BRG1 MUTANT NSCLC MODEL Cisplatin 4 mg / kg (IP) FHT-BRMi 15 mg / kg (BID) FHT-BRMi 30 mg / kg (BID) Vehicle Control (BID) 28 Tumor Volume Tu m or v ol um e (m m 3 ) days after implantation B od y w ei gh t ( % D ay 0 ) M ea n un bo un d pl as m a co nc (n M ) Time (h) days after implantation Body Weight

| ENZYMATIC SELECTIVITY APPROACHING 200X ACHIEVED BRG1 vs BRM ATPase activity BRM IC50 (uM) B R G 1 IC 50 (u M ) 29

| DEGRADERS CAUSE TIME- AND DOSE-DEPENDENT BRM DEGRADATION, ANTIPROLIFERATIVE EFFECTS IN A549 BRG1 MUTANT NSCLC LUNG MODEL ADVANCING BRM SELECTIVE DEGRADERS Achieving Complete BRM Degradation BRM / BRG1 HIBIT DATA A549 TEN-DAY PROLIFERATION ASSAY 30 0.01 0.1 1 10 100 -50 0 50 100 150 FHX-NSXLX Conc (uM) % in hi bi tio n FHT-BRMd BRM BRG1 % Inhibition of Cell Growth % d eg ra da tio n (% ) % in hi bi tio n Concentration (uM) Conc (uM)

SELECTIVE ARID1B PROTEIN DEGRADER FOR ARID1A MUTATED CANCERS Protein Degrader targeting ARID1A mutated cancers, the most mutated subunit in the BAF complex (e.g., ovarian, endometrial, colorectal, bladder and other cancers)

| ARID1A: MOST MUTATED SUBUNIT IN BAF COMPLEX – CREATES DEPENDENCY ON ARID1B Selective ARID1B Protein Degrader Overview * U.S., EU5, Japan ARID1A ARID1B AR ID 1B D ep en de nc y Sc or e CANCER CELL LINES Target / Approach • ARID1B • Targeted protein degrader Initial Indication • ARID1A mutated cancers Mutation / Aberration • ARID1A mutations (e.g., ovarian, endometrial, colorectal, bladder and other cancers) Stage • Pre-clinical New Patients Impacted / Year* • > 175,000 32

| ~5% of all tumors harbor ARID1A mutations ARID1A MUTATED CANCERS: SIGNIFICANT OPPORTUNITY ARID1A Mutated Across Range of Tumors Cancer Types C om pl ex s ub un its ACTL6A ACTL6B ARID1A ARID1B ARID2 BCL11A BCL11B BCL7A BCL7B BCL7C BRD7 BRD9 BAF45B BAF45D BAF45C PBRM1 BAF45A BRM BRG1 BAF47 BAF155 BAF170 BAF60A BAF60B BAF60C BAF57 SS18 SS18L1 BAF Complex Uterine Bladder Stomach Cholangiocarcinoma Liver Esophageal Ovarian Colorectal Melanoma 0% 10% 20% 30% 40% Hodges et al. 2017 33

| TARGETING ARID1A MUTATED CANCERS: ARID1B PROTEIN DEGRADER GENE TRAFFIC CONTROL PLATFORM PROTEIN DEGRADER CAPABILITIES • Platform produces BAF complexes and subcomplexes containing either ARID1A or ARID1B at scale • Enables proprietary screens against ARID1B • Utilize protein degrader toolbox to create ARID1B hetero-bifunctional degraders PROGRAM STATUS • Validated selective chemical binders of ARID1B • In process of expanding binders into novel selective protein degraders • Assessing outcomes of ARID1B degradation and impact on BAF complex formation ARID1B Highly purified ARID1B / BAF complex Advantaged by Gene Traffic Control Platform and Protein Degrader Capabilities 34

SELECTIVE CBP PROTEIN DEGRADER FOR EP300 MUTATED CANCERS Implicated in subsets of cancers including bladder, colorectal, breast, gastric and lung

| ADVANCING HIGHLY SELECTIVE CBP PROTEIN DEGRADER FOR EP300 MUTATED CANCERS Selective CBP Protein Degrader Overview * U.S., EU5, Japan. Target / Approach • CREB binding protein (CBP) • Targeted protein degrader Initial Indication • EP300 mutated cancers (e.g., subsets of prostate, bladder, colorectal, breast, gastric and lung cancers) Mutation / Aberration • EP300 mutated cancers Stage • Pre-clinical New Patients Impacted / Year* • Over 100,000 36 C B P D ep en de nc y Sc or e CANCER CELL LINES

| ADVANCEMENT OF HIGHLY SELECTIVE DEGRADERS FOR CBP Selective CBP Degradation Translating to Selective CBP-Dependent Cell Killing 37 SELECTIVE CBP DEGRADATION (Osteosarcoma Cell Line) CELL PROLIFERATION ASSAYS (Bladder Cell Line) Selective CBP Degrader 0.001 0.01 0.1 1 0 25 50 75 100 125 Cmpd [uM] % C el l V ia bi lit y 647V (CBP dependent) 639V (CBP dependent) UM-UC-3 (Dual dependent) ScaBER (Dual dependent) % C el l V ia bi lit y Cmp [uM] UM C-3 (Dual Dependent) ScaBER (Dual Dependent) 647 (CBP Dep nd t) 639 (CBP Dep nd t) Endogenous IF 0 1 2 3 4 5 0 25 50 75 100 125 Selective CBP Degrader U2OS log[nM] av er ag e in te ns ity no rm al iz ed to D M SO CBP EP300 Av er ag e In te ns ity N or m al iz ed to D M SO Lo [n ] l tive CBP Degrader U2OS 00 HiBiT-EP300 U2OS 0 5 1 0 1 5 2 0 2 5 0 .0 0 .5 1 .0 1 .5 Time (hr) Fr ac tio na l Lu m in es ce nc e (R LU ) DMSO 3 uM 1 uM 370 nM 123 nM 41 nM 13 nM Fr ac tio na l L um in es ce nc e (R LU ) Time (hr) DMSO nM 1 nM 3 nM 370 nM u uM Dmax: 88% 0 5 1 0 1 5 2 0 2 5 0 .0 0 .5 1 .0 1 .5 Time (hr) Fr ac tio na l Lu m in es ce nc e (R LU ) DMSO 3 uM 1 uM 370 nM 123 nM 41 nM 13 nM HiBiT-CBP U2OS Fr ac tio na l L um in es ce nc e (R LU ) Time (hr) n n 370 nM

TRANSCRIPTION FACTORS A NOVEL APPROACH FHD-609 is a Selective, Potent, Protein Degrader of the BRD9 component of the BAF complex

| TFS ARE COMPELLING DRUG TARGETS… …BUT HISTORICALLY DIFFICULT TO TARGET • Highly involved in gene expression • Implicated in range of cancers and other diseases • Featureless surface: no druggable binding pocket • Tight interactions with DNA: undruggable affinities A NEW APPROACH TO DRUGGING TRANSCRIPTION FACTORS Enabled by Proprietary Ability to Purify and Synthesize Chromatin Regulatory System Components HISTORICAL FOCUS POTENTIAL DRUGGABLE SITES FOGHORN’S FOCUS FOGHORN HAS A NEW APPROACH FOCUSING ON INTERACTION WITH BAF • Druggable binding pockets • Druggable affinities 39

| TRANSCRIPTION FACTOR–CHROMATIN REMODELING COMPLEX INTERACTIONS Unique Insights in Where and How Transcription Factors Bind TF #2TF #1 TF #3 Transcription Factors (TF): TF #4 0.01 0.1 1 10 100 1000 0 100 200 300 400 SPI1 (nM) RU KD = 21 nM 0.1 1 10 100 1000 10000 0 50 100 150 200 250 MYOD1 (nM) RU KD = 125 nM 0.1 1 10 100 1000 10000 0 50 100 150 200 250 300 350 MITF (nM) RU KD = 94 nM KD = 351 nM 40

| • >100 TFs estimated associated with BAF • Foghorn pursuing multiple TFs in parallel • Approach highly scalable and potential broad application – other chromatin remodeling complexes and other diseases HIGHLY SCALABLE APPROACH TO ADDRESS SIGNIFICANT UNMET MEDICAL NEED DRIVES MERCK COLLABORATION Potential to Drug > 100 TFs Associated with BAF • Merck collaboration to drug single specified transcription factor target • $15 million upfront; up to $410 million in research, development, regulatory and sales-based milestones • Up to low double-digit royalties on product sales TRANSCRIPTION FACTOR DISRUPTORS Potential druggable sites 41

| BROAD PIPELINE ACROSS A RANGE OF TARGETS AND MODALITIES Modality Program Discovery Phase 1 Phase 2 Phase 3 Patient Population* Enzyme Inhibitors Transcription Factor Disruptors Partnered Program (Undisclosed) AML & MDS Uveal Melanoma BRG1 Mutated Cancers Undisclosed Undisclosed FHD-286 (BRG1/BRM) FHD-286 (BRG1/BRM) Selective BRM Undisclosed Undisclosed Three Discovery Programs (Undisclosed) UndisclosedUndisclosed Undisclosed Undisclosed Precision Oncology / Breadth and Depth / Over 15 Programs Protein Degraders FHD-609 (BRD9) Selective BRM Selective ARID1B Synovial Sarcoma & SMARCB1-Loss Tumors BRG1 Mutated Cancers ARID1A Mutated Cancers 42 Selective CBP EP300 Mutated Cancers Commercial Rights Over 27,000 Over 5,000 Over 100,000 Over 100,000 Over 2,800 Over 175,000 Over 100,000 * Per year incidence U.S., EU5, Japan

| LARGE MARKET POTENTIAL WELL- FUNDED SIGNIFICANT GLOBAL PARTNERSHIPS EXPERIENCED LEADERSHIP TEAM UPCOMING MILESTONES Chromatin biology implicated in up to 50% of cancer, potentially impacting ~2.5 million patients Potential applications in virology, autoimmune diseases and neurology $ 373.5 million in cash and equivalents (as of 9/30/2022) Strategic collaboration with Loxo Oncology at Lilly; $380 million upfront; 50/50 U.S. economic split on two lead programs Merck collaboration to drug single specified transcription factor target; $15 million upfront and up to $410 million in milestones Expertise across drug discovery, clinical development and commercialization FHD-286: Initial clinical data for mUM expected H1’23 FHD-286: AML/MDS study on full clinical hold, initial clinical data TBD FHD-609: Initial clinical data expected in 2023 FIRST-IN-CLASS PRECISION MEDICINES TARGETING CANCER AND OTHER DISEASES 43

APPENDIX FHD-286 is a Potent, Selective, Allosteric, Small Molecule Inhibitor of the BRG1 and BRM subunits of the BAF complex

PLATFORM & DRUGGING CAPABILITIES FHD-286 is a Potent, Selective, Allosteric, Small Molecule Inhibitor of the BRG1 and BRM subunits of the BAF complex

| PRODUCTION OF CHROMATIN REGULATORY SYSTEM COMPONENTS PLATFORM IS POWERED BY ABILITY TO PRODUCE COMPONENTS AT SCALE Drives Drug Discovery Pipeline with Cutting Edge Technology BENEFITS Surface Mapping Assembly Affinity Screening & Validation HTS Biophysics/SPR Characterize TF / BAF Binding Sites Synthesize subcomplexes to enable drug discovery ASMS on full complex to yield novel degraders Multiple screening options with full complex Validation of novel small molecule binders FEATURES 46

| CURRENT APPROACH OPTIMIZATION OF DEGRADER DRUG PROPERTIES DEGRADER CHEMICAL TOOLBOX • A leader in developing heterobifunctional degraders for clinical evaluation in oncology • Employing PROTAC and non-CRBN based molecular glue degradation approaches • Guidelines for both of oral and IV-administered degraders • PK / PD, efficacy and safety modeling to optimize dosing and scheduling • Proprietary library of drug-like linkers, E3 ligase binders and potential glues • Chemistry to rapidly identify and optimize degraders PROTEIN DEGRADER PLATFORM ADVANCED MECHANISTIC CHARACTERIZATION • Native target turnover understanding • Cellular degradation kinetics and rates • Structural, biochemical and cellular ternary complex characterization • Global proteomics and ubiquitination studies • Computational modeling of degraders • Degradation efficacy across multiple cell types Molecular Glue PROTAC 47

STRATEGIC PARTNERSHIP LOXO ONCOLOGY AT LILLY FHD-609 is a Selective, Potent, Protein Degrader of the BRD9 component of the BAF complex

| 50/50 U.S. ECONOMICS ON TWO PROGRAMS 50/50 U.S. economic split on BRM-Selective and another undisclosed program Tiered ex-U.S. royalties starting in the low double-digit range and escalating into the twenties based on revenue levels $380 MILLION UPFRONT $300 million cash payment $80 million investment in Foghorn common stock at a price of $20 per share THREE UNDISCLOSED DISCOVERY PROGRAMS Option to participate in a percentage of the U.S. economics Tiered ex-U.S. royalties from the mid- single digit to low-double digit range $1.3 billion in potential milestones STRATEGIC COLLABORATION WITH LOXO ONCOLOGY AT LILLY Foghorn to Lead Discovery and Research Activities 49

THE CHROMATIN REGULATORY SYSTEM Orchestrates Gene Expression FHD-286 is a Potent, Selective, Allosteric, Small Molecule Inhibitor of the BRG1 and BRM subunits of the BAF complex

| THE CHROMATIN REGULATORY SYSTEM ORCHESTRATES GENE EXPRESSION Two Major Components Work in Concert: Chromatin Remodeling Complexes and Transcription Factors CHROMATIN Chromatin – compacted form of DNA inside the nucleus of the cell 1 | CHROMATIN REMODELING COMPLEX AND TRANSCRIPTION FACTOR Work together to orchestrate gene expression 2 | RIGHT GENES TFs guide chromatin remodeling complexes to the right locations 3 | NORMAL GENE EXPRESSION Once chromatin unpacked, gene expression can occur 51

| Mutations or overexpression in chromatin remodeling complexes result in abnormal gene expression Mutated or overexpressed TF hijacks chromatin remodeling complex to wrong location DISEASE Abnormal Gene Expression DISEASE Abnormal Gene Expression BREAKDOWNS IN THE CHROMATIN REGULATORY SYSTEM CAN LEAD TO DISEASE 52

| BAF Complex Subunits Mutated and Dysregulated in Cancer 28 Chromatin Remodeling Complexes and >1,000 TFs CHROMATIN REGULATORY SYSTEM Estimate >100 Transcription Factors Associated with Just the BAF Complex BAF COMPLEX AND ASSOCIATED TRANSCRIPTION FACTORS Abundance of Targets within the BAF Complex 53

Leadership Team, Board & Advisors FHD-286 is a Potent, Selective, Allosteric, Small Molecule Inhibitor of the BRG1 and BRM subunits of the BAF complex Expertise across drug discovery, clinical development and commercialization

| PROVEN LEADERSHIP TEAM ADRIAN GOTTSCHALK SAM AGRESTA, M.D., M.P.H & TM MICHAEL LACASCIA ALLAN REINE, M.D. STEVE BELLON, PH.D. FANNY CAVALIE CARLOS COSTA BEN STRAIN SCOTT INNIS JACQUELINE CINICOLA MURPHY HENTEMANN CHONG-HUI GU, PH.D. NICOLA MAJCHRZAK KEVIN WILSON MARINA NELEN President & CEO Chief Medical Officer Chief Legal Officer Chief Financial Officer Chief Scientific Officer Chief Strategy and Business Operations Officer Chief People Officer VP, Investor Relations & Corporate Communications VP, CMC and QA VP, Clinical Development Operations VP, Program Leadership VP, Program LeadershipVP, Regulatory Affairs VP, Chemistry VP, Drug Discovery DANETTE L. DANIELS, PH.D. VP, Protein Degrader Platform SAURABH SEWAK VP, Corporate Development KARIN HELLSVIK VP, Corporate Affairs 55 ANDREW GERMAIN VP, Legal

| INDUSTRY-LEADING BOARD OF DIRECTORS AND ADVISORS DOUG COLE, M.D. Flagship Pioneering – Board Chair; Founder BOARD OF DIRECTORS SCOTT BILLER, PH.D. Former CSO and Strategic Advisor, Agios SIMBA GILL, PH.D. Evelo Biosciences, Partner at Flagship Pioneering ADRIAN GOTTSCHALK Foghorn President & CEO CIGALL KADOCH, PH.D. Dana-Farber, Broad, HMS, HHMI; Founder ADAM KOPPEL, M.D., PH.D. Bain Capital Life Sciences MICHAEL MENDELSOHN, M.D. Cardurion Pharmaceuticals IAN SMITH Exec. Chair of Solid Bio., Chair of ViaCyte, Former COO of Vertex CHARLES SAWYERS, M.D. MSKCC, HHMI – SAB Chair SCIENTIFIC & OTHER ADVISORS CRAIG PETERSON, PH.D. Professor, UMass Medical School GERALD CRABTREE, M.D. Stanford, HHMI; Founder DAVID SCHENKEIN, M.D. General Partner, GV TONY KOUZARIDES, PH.D. Gurdon Institute – University of Cambridge 56 B. LYNNE PARSHALL, ESQ. Senior Strategic Advisor, Ionis Pharmaceuticals THOMAS J. LYNCH, JR., M.D. Fred Hutchinson Cancer Center